Exhibit 21

Marriott International, Inc.

“CbM” means “Courtyard by Marriott” / “RIbM” means “Residence Inn by Marriott” / “FibM” means “Fairfield Inn by Marriott” / “MVCI” means “Marriott Vacation Club International” / “HMVC” means “Horizons by Marriott Vacation Club”

Foreign Subsidiaries – Country of Incorporation

Country: Anguilla
Marriott Anguilla Licensing Company Inc.
The Ritz-Carlton Hotel Company Ltd. (Anguilla Branch)

Country: Antigua and Barbuda
The Ritz-Carlton Hotel Company of Antigua Limited

Country: Argentina
Marriott Argentina Licensing Company S.A.
Marriott International Hotels, Inc. (Argentina Branch)

Country: Armenia
Marriott Hotels International B.V. (Armenia Branch)

Country: Aruba
Aruba Surf Club N.V.
Cooperative Vereniging Marriott Vacation Club International of Aruba
Costa Del Sol Development Company N.V.
Luxury Hotels International Management of Aruba N.V.
Marriott Aruba Licensing Company AVV
Marriott Resorts Hospitality of Aruba N.V.
Marriott Vacation Club International of Aruba, N.V.
MVCI Finance CV

Country: Australia
Marriott International Management Company B.V. (Australian Branch)
MVCI AP Services Pty Ltd
Renaissance Services B.V. (Australian Branch)

Country: Austria
Graz Marriott Hotelmanagement GmbH
Luxury Hotels International Management Austria GmbH
Marriott Hotel- Betriebsgesellschaft, mbH
Marriott Vacation Club Timesharing GmbH

Country: Bahamas
Marriott Bahamas Licensing Company Ltd.
Marriott Ownership Resorts (Bahamas) Limited
Marriott Resorts Hospitality (Bahamas) Limited
RC Management Company Bahamas Limited
RC Rose Island Hotel Company Limited
The Abaco Club RC, Ltd.
The Ritz-Carlton Development Company, Inc. (Bahamian Registration
The Ritz-Carlton Hotel Company, Ltd. (Registration in the Bahamas)

Country: Bahrain
Renaissance Services B.V. (Bahrain Representative Office)

Country: Belgium
Luxury Hotels International Management Belgium SPRL
Marriott Hotels International Limited (Belgium Branch)
Renaissance Hotels International Management Belgium SPRL
Renaissance Hotels International, S.A.

Foreign Subsidiaries – Country of Incorporation

Country: Bermuda
Adamar International Lodging, Ltd.
Crest Management Services, Limited
Luxury Hotels International Lodging Ltd.
Marriott International Services, Ltd.
Renaissance International Lodging Ltd.
The Ritz-Carlton Hotel Company, Ltd.

Country: Brazil
Mar Hoteis de Sao Paulo Ltda.
Marriott do Brasil Hotelaria Ltda.
Operadora Sao Paulo Renaissance Ltda.
Renaissance do Brasil Hoteleria Ltda.
RHI do Brasil Hotelaria Ltda.

Country: Canada
Marriott Hotels of Canada Ltd.
Ritz Carlton Holdings Canada ULC
The Ritz-Carlton Hotel Company of Canada Limited

Country: Cayman
Hat 64
Luxury Hotels International Lodging Ltd. (Cayman Islands Branch)
Marriott Cayman Islands Licensing Company I, Ltd.
Marriott Cayman Islands Licensing Company II, Ltd.
Marriott Cayman Islands Licensing Company III, Ltd.
Marriott Cayman Islands Licensing Company IV, Ltd.
Marriott Cayman Islands Licensing Company IX, Ltd.
Marriott Cayman Islands Licensing Company V, Ltd.
Marriott Cayman Islands Licensing Company VI, Ltd.
Marriott Cayman Islands Licensing Company VII, Ltd.
Marriott Cayman Islands Licensing Company VIII, Ltd.
Marriott Cayman Islands Licensing Company X, Ltd.
RC Hotel Holding Company Limited (Cayman Islands Branch)
Renaissance Caribbean Limited
The Ritz-Carlton Hotel Company of the Cayman Islands, Ltd.

Country: Chile
Hoteles de Chile S.A. (Joint Venture)
Marriott Chile Licensing Company Limitada
Marriott Chile S.A.
Marriott Inversiones y Servicios Limitada
The Ritz-Carlton Hotel Company of Chile S.A.

Country: China
Luxury Hotels International of Hong Kong Limited (Beijing, china Branch - Rep. Office)
Marriott Management (Shanghai) Company, Limited

Country: Czech Republic
Gestin Holding, A.S. (Joint Venture)
Marriott Hotels International B.V. (Czech Branch)
Marriott International Hotels, Inc. (Czech Republic Branch)
Penta Hotel Management GmbH (Czech Branch)
Renaissance Hotels International B.V. (Czech Branch)

Foreign Subsidiaries – Country of Incorporation

Country: Denmark
Hotelinvest Kalvebod A/S - (Joint Venture)
Marriott Hotels Denmark A/S
Marriott Hotels International Limited (Denmark – Representative Office)

Country: Dominican Republic
Marriott Hotels International B.V. (Dominican Republic Branch)
Transamerican Hoteles, S.A.

Country: Ecuador
Amazonas H.O.T. S.A. (Joint Venture)
Marriott Ecuador Licensing Company MLC S.A.
Marriott International Hotels, Inc. (Ecuador Branch)

Country: Egypt
Marriott Hotels International (Egypt) B.V. (Egypt Branch)
Marriott Hotels International B.V. (Egypt Branch)
Marriott Hurghada Management, Inc. (Egypt Branch)
Marriott Sharm El Sheikh Management (Egypt Branch)
Renaissance Hotels International B.V. (Egypt Branch)
Renaissance International, Inc. (Egyptian Branch)
Renaissance Services B.V. (Representative Office in Egypt)
The Ritz-Carlton Hotel Company of Egypt S.A.E.

Country: El Salvador
Luxury Hotels International Management Company B.V. (El Salvador Branch)
Marriott International Hotels, Inc. (El Salvador Branch)

Country: France
Luxury Hotels International of France SAS
Marriott France Group Companies SAS
Marriott Hotels International Limited (French Branch - Liaison Office)
Marriott Management France SAS
MVCI France SAS
MVCI Holidays France SAS
Paris Arcueil Real Estate Company SAS
Paris St. Denis Pleyel Real Estate Company SAS
Ramcap SAS
Renaissance Le Parc SAS
Roissy CYBM SAS
Toulouse Operating Company SAS

Country: Germany
Berlin Marriott Hotelmanagement GmbH
Bremen Marriott Hotelmanagement GmbH
Cologne MH Operating Company GmbH
Dusseldorf RC Operating Company GmbH
Frankfurt Marriott Hotelmanagement GmbH
Hamburg Marriott Hotelmanagement GmbH
Leipzig Marriott Hotelmanagement GmbH
Marriott Dusseldorf Holding GmbH
Marriott Hotel Holding GmbH
Marriott Hotelmanagement GmbH
Middle Ring Properties GmbH Hotelbetriebsgesellschaft
Munich CY Schwalther Operating Company GmbH
Penta Hotel Managementgesellchaft mbH
The Ritz-Carlton Hotel Company (Berlin) GmbH
The Ritz-Carlton Hotel Company of Germany, GmbH
The Ritz-Carlton Hotel Management GmbH

Foreign Subsidiaries – Country of Incorporation

Country: Greece
Marriott Hotels Hellas, S.A.

Country: Guam
International Hotel Licensing Company S.àr.l. (Guam Branch)
Marriott Hotels International B.V. (Guam Branch)

Country: Guatemala
Marriott Guatemala Licensing S.A.

Country: Honduras
Marriott De Honduras, Sociedad de Responsabilidad Limitada

Country: Hong Kong
AP Resorts Bangkok Limited
Club Resorts (Thailand) Holdings Limited
Courtyard China Hotels Limited
Luxury Hotels International of Hong Kong Limited
Marriott Hong Kong Limited
Marriott International Development, Limited
Marriott Properties (International) Limited
MVCI Asia Pacific (Hong Kong) Pte Limited
MVCI Asia Pacific Finance Pte. Limited
Renaissance Hotels Limited
Renaissance Management Hong Kong Limited
RHIL Limited
The Ritz-Carlton Limited

Country: India
Marriott Hotels India Private Limited

Country: Indonesia
P.T. Luxury Hotels International Indonesia
P.T. Marriott International Indonesia
P.T. Ritz-Carlton Indonesia

Country: Ireland
Marriott Hotels International B.V. (Ireland Branch)
MVCI Ireland Ltd.
MVCI Irish Holding Company Limited
MVCI Services Limited
The Ritz-Carlton Hotel Company B.V. (Ireland Branch)
Torriam Hotel Operating Company Limited

Country: Israel
Luxury Hotels International Sales of Israel, Ltd.

Country: Italy
Bulgari Hotels and Resorts Milano, S.àr.l.
Luxury Hotels International Management Company B.V. (Italy Branch)
Luxury Hotels International Management Italy S.r.l.
MVCI Holidays S.r.l.

Country: Jamaica
Marriott Jamaica Licensing Company Limited
The Ritz-Carlton Hotel Company of Jamaica Limited

Foreign Subsidiaries – Country of Incorporation

Country: Japan
Luxury Hotels International of Japan, Inc.
Marriott Vacation Club International of Japan, Inc.
MVCI Asia Pacific (Hong Kong) Pte. Limited (Japan Branch)
The Ritz-Carlton Property Management Company (Tokyo), Ltd.

Country: Jersey, Channel Isla
Aberdeen Hotel Limited
Marriott European Holdings Limited - (Joint Venture)

Country: Jordan
Marriott Hotels International B.V. (Jordan Branch)
Marriott International Hotels, Inc. (Jordan Branch)
Marriott Worldwide Corporation (Jordan Branch)
Renaissance Services B.V. (Rep. Office in Jordan)

Country: Kazakhstan
Marriott Hotels International B.V. (Kazakhstan Branch)
Renaissance Hotels International B.V. (Kazakhstan Branch)

Country: Kuwait
Kuwait National Hotel & Tourism Company - (Joint Venture)

Country: Lebanon
Marriott International Hotels, Inc. (Lebanon Branch)

Country: Liberia
Renaissance Management Services Company Limited

Country: Luxembourg
Global Hospitality Licensing S.àr.l.
IHLC Investment Company S.àr.l..
International Hotel Licensing Company S.àr.l.
Marriott ECP GP S.àr.l.
Marriott ECP LP I S.àr.l.
Marriott ECP LP II S.àr.l.
Marriott Global Holdings SCS
Marriott International Holding Company S.àr.l.
Marriott International Treasury SCA
Marriott RHG Acquisition S.àr.l.
Renaissance Management S.àr.l.

Country: Macau
AP Resorts (Macau) Pte. Limited
MVCI AP Macau Marketing Pte. Limited

Country: Malaysia
Renaissance Hotels International Corporation Limited (Malaysia Branch)
Renaissance International Management Company B.V. (Malaysian Branch)
Renaissance Services B.V. (Malaysia Branch)
The Ritz-Carlton Hotel Company, L.L.C. (Malaysian Branch)

Country: Malta
Malta Regional Hospitality Licensing Limited

Foreign Subsidiaries – Country of Incorporation

Country: Mexico
Adquisiciones Cancun-Vallarta S. de R.L. de C.V. - (Joint Venture)
Elcrisa, S.A. de C.V. - (Joint Venture)
Luxury Hotels International Management Mexico, S.A. de C.V.
Marriott Hotels, S.A. de C.V.
Marriott Mexican Trust Licensing Company
Operadora Marriott, S.A. de C.V.
Polserv, S.A. de C.V. - (Joint Venture)
Promociones Marriott, S.A. de C.V.
R.M. Mexicana S.A.de C.V.
Renaissance P.V. Mexicana S.A. de C.V.
Servimar, S.A. de C.V. - (Joint Venture)
The R.C. Management Company of Mexico, S.A. de C.V.
The Ritz-Carlton Hotel Company of Mexico, S.A. de C.V.

Country: Netherlands
Adamar Hotels International B.V.
Adamar International Management Company B.V.
Aruba Finance Holdings BV
Bulgari Hotels & Resorts B.V.
Luxury Hotels International B.V.
Luxury Hotels International Management Company B.V.
Marriott Dutch Acquisition Company B.V.
Marriott European Ventures B.V.
Marriott Hotels International (Egypt) B.V.
Marriott Hotels International B.V.
Marriott Hotels of Amsterdam, B.V.
Marriott International Finance Company B.V.
Marriott International Licensing Company B.V.
Marriott International Management Company B.V.
Marriott Netherlands Group Companies N.V.
MVCI Egypt B.V.
MVCI Holdings B.V.
Penha Longa Hotel Management Company B.V.
Renaissance do Brasil Hotelaria Holding Company B.V.
Renaissance Hotels International B.V.
Renaissance International Management Company B.V.
Renaissance Services B.V.
Renaissance Special Purposes B.V.
Rochapora Desenvolvimento Imobiliario Holding Company, B.V.
The Ritz-Carlton Hotel Company B.V.
The Ritz-Carlton Hotel Company Sales and Marketing B.V.
The Ritz-Carlton International Licensing Company B.V.
The Ritz-Carlton International Management Company B.V.

Country: Netherlands Antilles
Lux International Hotels N.V.
Marriott Curacao N.V.
Marriott International Lodging N.V.
Renaissance International Lodging N.V.
RHG Holding N.V.
The Ritz-Carlton Hotel Company N.V.
Torriam International Lodging N.V.

Foreign Subsidiaries – Country of Incorporation

Country: New Zealand
Marriott International Services Ltd. (New Zealand Branch)

Country: Panama
Marriott International Services, Ltd. (Panama Branch)

Country: Peru
Marriott Peru Licensing Company SAC
Marriott Peru S.A.C.

Country: Philippines
Marriott International Hotels, Inc. (Philippine Branch)
Porto Bello Cove Hotel Corporation (Joint Venture)
Renaissance Hotels International Corporation Limited (Philippine Branch)

Country: Poland
LIM Joint Venture Ltd.

Country: Portugal
Marriott Hotels International B.V. (Portugal Branch)
Penha Longa Hotel Management Company B.V. (Portuguese Branch)

Country: Puerto Rico
Luxury Hotels International of Puerto Rico, Inc.
MVCI Puerto Rico, Inc.

Country: Romania
Marriott International Hotels, Inc. Maryland USA Sucursala Bucuresti (Romanian Branch)

Country: Russia
Intour Penta Ltd. - (Joint Venture)
Limited Liability Company “CYBM Voznesenkry Hotel Leasing”
Limited Liability Company “Renaissance Samara Hotel Leasing”
Limited Liability Company “Renaissance St. Petersburg Hotel Leasing”
Limited Liability Company “St. Petersburg CY Hotel Leasing
The Ritz-Carlton Hotel Company B.V. (Russian Branch)

Country: Saint Kitts and Nevis
Luxury Hotels International Management St. Kitts Limited
Marriott St. Kitts Licensing Company Limited
MVCI St. Kitts Company Limited

Country: Saint Lucia
The Ritz-Carlton Hotel Company of St. Lucia Limited

Country: Singapore
International Luxury Hotels (Singaport) Pte. Limited
MVCI Asia Pacific Pte. Ltd.
The Ritz-Carlton Hotel Company of Singapore PTE LTD.
The Ritz-Carlton Hotel Company Sales and Marketing B.V. (Singapore Branch)
The Ritz-Carlton Residential Management Company of Singapore Pte. Limited

Foreign Subsidiaries – Country of Incorporation

Country: South Korea
Marriott Hotels International B.V. (Seoul MEA Branch)
Marriott Hotels International B.V. (Seoul, South Korea Branch)
Marriott International Management Company B.V. (Seoul Branch)
Renaissance Services B.V. (South Korea Branch - Liaison Office)
The Ritz-Carlton Hotel Company B.V. (Seoul, South Korea Branch)

Country: Spain
Marriott Hotels International Limited (Spain Branch)
Marriott Hotels, S.L.
MVCI Espana, S.L.
MVCI Holidays, S.L.
MVCI Mallorca, S.L.
MVCI Management, S.L.
MVCI Playa Andaluza Holidays, S.L.
R-C Spain, S.L.
Spa Son Antem, S.L. (Joint Venture)

Country: Switzerland
International Hotel Licensing Company S.àr.l. Luxembourg, Zurich Branch
Luxury Hotels International Management Switzerland GmbH
Marriott (Schweitz) GmbH
Marriott Switzerland Licensing Company II S.àr.l.
Marriott Switzerland Licensing Company S.àr.l.

Country: Thailand
Maikhao Vacation Villas Limited - (Joint Venture)
Marriott Hotels (Thailand) Limited
MVCI (Thailand) Limited
Ritz-Carlton Holdings (Thailand) Ltd.
The Ritz-Carlton Management Company (Thailand) Ltd.

Country: Trinidad and Tobago
Marriott Trinidad & Tobago Limited

Country: Tunisia
Renaissance Services B.V. (Tunisia Branch)

Country: Turkey
Luxury Hotels Uluslararasi Otel Isletmeciligi Limited Sirketi

Country: Turks and Caicos Isl
Marriott Turks & Caicos Licensing Company Limited
Renaissance Caribbean Limited (Turks & Caicos Branch)
The Ritz-Carlton Hotel Company of Turks & Caicos Ltd

Country: United Arab Emirates
Marriott Ownership Resorts, Inc. (Dubai Branch)
Renaissance Services B.V. (Dubai Branch)

Foreign Subsidiaries – Country of Incorporation

Country: United Kingdom
Cheshunt Hotel Limited
Cheshunt Hotel Operating Company Limited
Cheshunt Marriott Limited
Consolidated Supplies Limited
Financiere 47 Park Street Limited
Fortyseven Park Street Limited
GH Hotel Operating Company Limited
Marriott European Hotel Operating Company Limited - (Joint Venture)
Marriott Hotels (Reading) Limited
Marriott Hotels and Catering (Holdings) Limited
Marriott Hotels International Limited
Marriott Hotels Limited
Marriott In-Flight Services Limited
Marriott International Design & Construction Services, Inc. (UK Branch)
Marriott Restaurants Limited
Marriott UK Acquisition Company Limited
Marriott UK Group Company Limited
Marriott UK Management Company Limited
Marriott V&A Hotel Operating Company Limited
MGRC Management Limited
MVCI Europe Limited
MVCI Management (Europe) Limited
Renaissance Manchester Hotel Operating Company Limited
Renaissance Services B.V. (United Kingdom Branch)
Ronevsorg Hotel Operating Company Limited
The Ritz-Carlton Hotel Limited

Country: Venezuela
Desarrolos Hotelco, C.A.
Marriott Hotels International B.V. (Caracas, Venezuela Branch)

Country: Virgin Islands-BR
Dominican Hotels (B.V.I.) Ltd.
Ramasia International Limited
RC Abaco Holding Company Limited
RC Hotel Holding Company Limited
RC Hotel and Resort JV Holdings (BVI) Company Limited
RC Rose Holding Company Limited
Renaissance Hotels International Corporation Limited
Renaissance Hotels Marketing Services Limited

Country: Virgin Islands-U.S.
Cabrita Partners LLC
Marriott Hotel Management Company (Virgin Islands), Inc.
Marriott Ownership Resorts (St. Thomas), Inc.
Marriott U.S. Virgin Islands Licensing Company LLC
RC Hotels (Virgin Islands), Inc.
The Ritz-Carlton Club, St. Thomas, Inc.

Domestic Subsidiaries – State of Incorporation

State: Arizona
Camelback Country Club, Inc. (d/b/a Camelback Golf Club)
Marriott Rewards, LLC
Vestar-Athens Tucson, L.L.C.

State: California
SJMEC, Inc.
SJMFB, LLC

State: Delaware
Addison SHS, LLC
Aeropuerto Shareholder, Inc.
Baltimore Marriott Inner Harbor, L.L.C.
Camelback Properties Inn, Inc.
Capital Employment Services, LLC
CBM Annex, Inc.
Centerline Georgia Investor LLC
Charleston Marriott, LLC
Chicago Hotel Services, LLC
City Center Annex Tenant Corporation
Corporate General, Inc.
Courtyard Management Corporation
CR14 Tenant Corporation
CRTM17 Tenant Corporation
CTYD III Corporation
Desert Ridge Resort, LLC
Detroit CY, LLC
Detroit Hotel Services, LLC
Detroit MHS, LLC
e-CRM Central, LLC
East Side Hotel Services, Inc.
Essex House Condominium Corporation
ExecuStay, LLC
Fairfield FMC, LLC
FMPC Acquisition, LLC
Franchise System Holdings, Inc.
Host Restaurants, Inc.
Hunt Valley Courtyard, Inc.
Kauai Lagoons Holdings LLC
LAX Properties, LLC
LF, South Beach, LLC
Luxury Finance, LLC
Luxury Hotels International Design & Construction Services, Inc.
Marriott Acquisition 2002 Subsidiary, LLC
Marriott Acquisition 2002, LLC
Marriott College Food, L.L.C.
Marriott Crystal City Manager, LLC
Marriott CS Holdings, LLC
Marriott Distribution Holding Co.
Marriott Distribution Services, Inc.
Marriott Fifth Avenue, LLC
Marriott Global Holdings Inc.
Marriott Hotel Services, Inc.
Marriott Hurghada Management, Inc.
Marriott International Administrative Services, Inc.
Marriott International Capital Corporation
Marriott International Construction Services, Inc.
Marriott International Design & Construction Services, Inc.
Marriott International JBS Corporation

Domestic Subsidiaries – State of Incorporation

State: Delaware cont.
Marriott International Resorts, L. P.
Marriott International, Inc.
Marriott Kauai Ownership Resorts, Inc.
Marriott Magenta Holding Company, Inc.
Marriott Market Street Hotel, Inc.
Marriott Mexico City Partnership G.P.
Marriott Mirage City Management, Inc.
Marriott Oak Brook Hills Services, LLC
Marriott Overseas Owners Services Corporation
Marriott Ownership Resorts Procurement, LLC
Marriott Ownership Resorts, Inc.
Marriott P.R. Management Corporation
Marriott Payroll Services, LLC
Marriott Ranch Properties, Inc.
Marriott Resort at Seaview, LLC
Marriott Resorts Sales Company, Inc.
Marriott Resorts, Travel Company, Inc.
Marriott Rewards Subsidiary, Inc.
Marriott Rewards, Inc.
Marriott Senior Holding Co.
Marriott Sharm El Sheikh Management, Inc.
Marriott Signal Capital, L.L.C.
Marriott Two Flags Member LLC
Marriott Two Flags, LP
Marriott Vacation Club Ownership II LLC
Marriott Vacation Club Ownership LLC 2002-1
Marriott Vacation Club Ownership, LLC
Marriott Vacation Properties of Florida, Inc.
Marriott Worldwide Payroll, LLC
Marriott Worldwide Reservation Services, LLC
Marriott’s Desert Springs Development Corporation
Marriott’s Greenbelt Hotel Services, Inc.
MC Lodging Investment Opportunities, Inc.
MENYC, LLC
MH Kapalua Venture, LLC
MHS Guam, Inc.
MHSFR II, LLC
MHSFR, LLC
MHSI Hawaii, LLC.
MI Boston Leaseco, LLC
MI CBM Investor, LLC
MI Distribution, LLC
MI Finance Company
MI Georgia Credits, LLC
MI GILVN, LLC
MI Holding, L.P.
MI Member, LLC
MI Procurement Holdings, LLC
MI Tenant LLC
MI TH4 INVESTOR, LLC
MI Western Investment, LLC
MICC SPE I Corp.
MICC (California), LLC
MORI Golf (Kauai), LLC
MORI Las Vegas I, LLC
MORI Member (Kauai), LLC
MORI Residences, Inc.

Domestic Subsidiaries – State of Incorporation

State: Delaware cont.
MORI SPC 2005-1 Corp.
MORI SPC 2005-2 Corp.
MORI SPC 2006-1 Corp.
MORI SPC 2006-2 Corp.
MORI SPC 2007-1 Corp.
MORI SPC Corp.
MORI SPC II, Inc.
MORI SPC III CORP.
MORI SPC Series Corp.
MORI SPC V Corp.
MORI SPC VI Corp.
MORI SPC VII Corp.
MRC I Funding Corporation
MTMG Corporation
MTSC, INC.
MVCO 2005-1 LLC
MVCO 2005-2 LLC
MVCO 2006-1 LLC
MVCO 2006-2 LLC
MVCO 2007-1 LLC
MVCO Series LLC
North Drury Lane Productions, LLC
R.C. Chronicle Building L.P.
RBF, LLC
RC Marriott II, Inc.
RC Marriott III, Inc.
RC Marriott, Inc.
RC Paradise Valley Development, LLC
RC Social Club of San Francisco, Inc.
RC-UK, Inc.
RCC (GP) Holdings LLC
RCC (LP) Holdings L.P.
RCDC Chronicle LLC
REN Boston Hotel Management LLC
REN Boston LP
REN Boston Waterfront Hotel, LLC
REN Hollywood, LLC
Renaissance Cleveland Hotel, LLC
Renaissance Cleveland IOSA, LLC
Renaissance Hollywood Payroll Company, LLC
Renaissance Hotel Holdings, Inc.
Renaissance Hotel Management Company, LLC
Renaissance Hotel Operating Company
Renaissance International, Inc.
Renaissance Oakbrook Hotel, LLC
Renaissance Services, Inc.
Renaissance St. Louis Grand, LLC
Renaissance St. Louis Suites, LLC
Residence Inn by Marriott, LLC
RHG Investments, LLC
RHHI Acquisition Corp.
RHHI Investment Corp.
RHOC Consolidation, LLC
RI Mill Road Alexandria LLC
Ritz-Carlton (Virgin Islands), Inc.
RST4 Tenant LLC
SC Orlando, L.L.C.

Domestic Subsidiaries – State of Incorporation

State: Delaware cont.
Schaumberg/Oakbrook Marriott Hotels, LLC
Senior Living Limited Partnership
Shady Grove Courtyard, Inc.
SpringHill SMC, LLC
Square 369 Hotel Associates, LLC
Synthetic American Fuel Enterprises I, LLC
Synthetic American Fuel Enterprises II, LLC
The Cobalt Travel Company, L.L.C.
The Lion & Crown Travel Co., LLC
The Ritz-Carlton Development Company, Inc.
The Ritz-Carlton Hotel Company of Puerto Rico, Inc.
The Ritz-Carlton Hotel Company, L.L.C.
The Ritz-Carlton International Construction Services, Inc.
The Ritz-Carlton International Holdings II, LLC
The Ritz-Carlton International Holdings III, LLC
The Ritz-Carlton International Holdings, Inc.
The Ritz-Carlton International Licensing Company, LLC
The Ritz-Carlton Management Company, L.L.C.
The Ritz-Carlton Mexico Holdings, LLC
The Ritz-Carlton Residences Management Company LLC
The Ritz-Carlton Sales Company, Inc.
The Ritz-Carlton Title Company, Inc.
TownePlace Management, LLC
WEC 99C-1 LLC
WEC 99C-10 LLC
WEC 99C-11 LLC
WEC 99C-12 LLC
WEC 99C-13 LLC
WEC 99C-14 LLC
WEC 99C-2 LLC
WEC 99C-3 LLC
WEC 99C-4 LLC
WEC 99C-5 LLC
WEC 99C-6 LLC
WEC 99C-7 LLC
WEC 99C-8 LLC
WEC 99C-9 LLC

State: Florida
Eagle Tree Construction, LLC
Marriott Resorts Title Company, Inc.

State: Georgia
The Dining Room Corporation

State: Hawaii
F. L. Insurance Corporation
K D Kapule LLC
Kauai Lagoons LLC
Kauai Lagoons Vessels LLC
KB Hotel Operator Inc.
Marquis Insurance Corporation

State: Kansas
Kansas Hospitality Services, Inc.

Domestic Subsidiaries – State of Incorporation

State: Maryland
C1 Maryland Land Business Trust
Columbia Courtyard, Inc.
Marriott International Hotels, Inc.
Marriott Worldwide Corporation
MHS Realty Sales, Inc.
MI Fulfillment Services, LLC
MII Conference Center, Inc.

State: Massachusetts
MI Hotels of Massachusetts, Inc.

State: Nevada
Hard Carbon, LLC
Heavenly Resort Properties LLC
MI Hotels of Las Vegas, Inc.

State: Oregon
Synthetic American Fuel Enterprises Holdings, Inc.

State: South Carolina
Marriott Resorts Hospitality Corporation

State: Texas
Chaparral Club (Non-profit)
Hospitality International, Inc.
Marriott Claims Services Corporation
MHSI Conference Centers of Texas, Inc.
Residence Inn Club, Inc.
The Finish Line Club (Non-profit)
The Gazebo Club (Non-profit)
The Legacy Park Club

State: Utah
Gambits, A Nonprofit Corporation (Incorporated Club)

State: West Virginia
West Virginia Marriott Hotels, Inc.

Assumed Names 10K Report

State: Alabama
Entity Name	Assumed Name
Marriott Ownership Resorts, Inc.	Marriott Vacation Club International (MVCI)

State: Arizona
Entity Name	Assumed Name
Courtyard Management Corporation	Camelback CbM
Courtyard Management Corporation	Chandler Courtyard by Marriott
Courtyard Management Corporation	Phoenix Airport CbM
Courtyard Management Corporation	Phoenix Mesa CbM
Courtyard Management Corporation	Phoenix Metro Center CbM
Courtyard Management Corporation	Scottsdale CbM
Courtyard Management Corporation	Scottsdale Downtown Courtyard
Courtyard Management Corporation	Tuscon CbM
Desert Ridge Resort, LLC	Wild Fire Golf Course
Fairfield FMC, LLC	Flagstaff FibM
Fairfield FMC, LLC	Phoenix FibM
Fairfield FMC, LLC	Scottsdale FibM
Marriott Hotel Services, Inc.	Marriott Camelback Inn Resort
Marriott Hotel Services, Inc.	Scottsdale Marriott At McDowell Mountains
Marriott International, Inc.	Mountain Shadows Resort, Mountain Shadows, Marriott’s Mountain Shadows Resort
Marriott Ownership Resorts, Inc.	MVCI
Marriott Rewards, Inc.	Marriott Rewards II, Inc.
Residence Inn by Marriott, LLC	Flagstaff RI
Residence Inn by Marriott, LLC	Phoenix Airport-Tempe RI
Residence Inn by Marriott, LLC	Phoenix RI
Residence Inn by Marriott, LLC	Scottsdale RI
Residence Inn by Marriott, LLC	Tucson RI
The Ritz-Carlton Hotel Company, L.L.	The Ritz-Carlton Town & Country Club
The Ritz-Carlton Hotel Company, L.L.	The Ritz-Carlton, Phoenix

State: Arkansas
Entity Name	Assumed Name
Courtyard Management Corporation	Little Rock CbM

State: California
Entity Name	Assumed Name
Courtyard Management Corporation	Courtyard by Marriott
Courtyard Management Corporation	Novato Courtyard by Marriott
Courtyard Management Corporation	San Francisco Oyster Point Courtyard
CTYD III Corporation	Courtyard by Marriott
Fairfield FMC, LLC	Anaheim Fairfield Inn
Fairfield FMC, LLC	Buena Park FibM
Fairfield FMC, LLC	Fairfield Inn by Marriott
Fairfield FMC, LLC	Ontario FibM
Fairfield FMC, LLC	Placentia FibM
Fairfield FMC, LLC	Rancho Cordova FibM
Marriott Hotel Services, Inc.	Anaheim Marriott
Marriott Hotel Services, Inc.	Costa Mesa Marriott Suites
Marriott Hotel Services, Inc.	La Jolla Marriott Hotel
Marriott Hotel Services, Inc.	Los Angeles Airport Marriott
Marriott Hotel Services, Inc.	Marriott’s Desert Springs Resort and Spa
Marriott Hotel Services, Inc.	Monterey Marriott Hotel
Marriott Hotel Services, Inc.	Napa Valley Marriott Hotel
Marriott Hotel Services, Inc.	Newport Beach Marriott Hotel
Marriott Hotel Services, Inc.	Rancho Las Palmas Marriott Resort

Assumed Names 10K Report

State: California cont.
Entity Name	Assumed Name
Marriott Hotel Services, Inc.	Santa Clara Marriott Hotel
Marriott International, Inc.	Courtyard by Marriott
Marriott International, Inc.	Irvine Marriott Hotel
Marriott International, Inc.	La Jolla Marriott Hotel
Marriott International, Inc.	Los Angeles Airport Marriott
Marriott International, Inc.	Manhattan Beach Marriott
Marriott International, Inc.	San Diego Marriott Hotel Marina
Marriott Kauai Ownership Resorts, Inc.	Marriott Vacation Club International (MVCI)
Marriott Ownership Resorts, Inc.	Grand Residences by Marriott
Marriott Ownership Resorts, Inc.	MVCI
Marriott Ownership Resorts, Inc.	MVCI
Marriott Resorts Hospitality Corporation	Marriott Vacation Club International (MVCI)
Marriott Resorts, Travel Company, Inc.	Marriott Vacation Club International (MVCI)
Renaissance Hotel Management Company	The Lodge at Sonoma
Residence Inn by Marriott, LLC	Anaheim Residence Inn
Residence Inn by Marriott, LLC	Anaheim RI
Residence Inn by Marriott, LLC	Arcadia Residence Inn
Residence Inn by Marriott, LLC	Arcadia Residence Inn
Residence Inn by Marriott, LLC	Arcadia RI
Residence Inn by Marriott, LLC	Bakersfield Residence Inn
Residence Inn by Marriott, LLC	Bakersfield RI
Residence Inn by Marriott, LLC	Beverly Hills Residence Inn
Residence Inn by Marriott, LLC	Beverly Hills Residence Inn
Residence Inn by Marriott, LLC	Beverly Hills RI
Residence Inn by Marriott, LLC	Costa Mesa Residence Inn
Residence Inn by Marriott, LLC	Costa Mesa RI
Residence Inn by Marriott, LLC	Fountain Valley Residence Inn
Residence Inn by Marriott, LLC	Fountain Valley RI
Residence Inn by Marriott, LLC	Fremont RI
Residence Inn by Marriott, LLC	Irvine Residence Inn
Residence Inn by Marriott, LLC	Irvine RI
Residence Inn by Marriott, LLC	Kearney Mesa Residence Inn
Residence Inn by Marriott, LLC	Kearney Mesa RI
Residence Inn by Marriott, LLC	La Jolla Residence Inn
Residence Inn by Marriott, LLC	La Jolla RI
Residence Inn by Marriott, LLC	Long Beach Residence Inn
Residence Inn by Marriott, LLC	Long Beach RI
Residence Inn by Marriott, LLC	Manhattan Beach Residence Inn
Residence Inn by Marriott, LLC	Manhattan Beach RI
Residence Inn by Marriott, LLC	Mira Mesa Residence Inn
Residence Inn by Marriott, LLC	MIRI Mesa Residence Inn
Residence Inn by Marriott, LLC	Mountain View Residence Inn
Residence Inn by Marriott, LLC	Mountain View RI
Residence Inn by Marriott, LLC	Placentia Residence Inn
Residence Inn by Marriott, LLC	Placentia RI
Residence Inn by Marriott, LLC	Pleasant Hills Residence Inn
Residence Inn by Marriott, LLC	Pleasant Hills RI
Residence Inn by Marriott, LLC	Rancho Bernardo RI
Residence Inn by Marriott, LLC	Residence Inn Cypress
Residence Inn by Marriott, LLC	Sacramento-Natomas Residence Inn
Residence Inn by Marriott, LLC	Sacramento-Natomas RI
Residence Inn by Marriott, LLC	San Jose Residence Inn
Residence Inn by Marriott, LLC	San Jose RI
Residence Inn by Marriott, LLC	San Mateo Residence Inn
Residence Inn by Marriott, LLC	San Mateo RI
Residence Inn by Marriott, LLC	San Ramon RI

Assumed Names 10K Report

State: California cont.

Entity Name	Assumed Name
Residence Inn by Marriott, LLC	San Ramon Residence Inn
Residence Inn by Marriott, LLC	Silicon Valley I RI
Residence Inn by Marriott, LLC	Silicon Valley II Residence Inn
Residence Inn by Marriott, LLC	Silicon Valley II RI
Residence Inn by Marriott, LLC	Torrance Residence Inn
Residence Inn by Marriott, LLC	Torrance Residence Inn
Residence Inn by Marriott, LLC	Torrance RI
The Ritz-Carlton Hotel Company, LLC	Ritz-Carlton Hotel
The Ritz-Carlton Hotel Company, LLC	The Ritz-Carlton, Laguna Niguel

State: Colorado

Entity Name	Assumed Name
Courtyard Management Corporation	Boulder CbM
Courtyard Management Corporation	Denver Airport CbM
Courtyard Management Corporation	Denver SE CbM
Marriott Hotel Services, Inc.	Denver West Marriott Hotel
Marriott Kauai Ownership Resorts, Inc.	MVCI
Marriott Ownership Resorts, Inc.	Grand Residences by Marriott
Marriott Ownership Resorts, Inc.	MVCI
Marriott Resorts Hospitality Corporation	MVCI
Marriott Resorts Sales Company, Inc.	Marriott Vacation Club International (MVCI)
RBF, LLC	RBF-Jupiter, LLC
Residence Inn by Marriott, LLC	Boulder RI
Residence Inn by Marriott, LLC	Colorado Springs RI
Residence Inn by Marriott, LLC	Denver Downtown RI
Residence Inn by Marriott, LLC	Denver South RI
The Ritz-Carlton Hotel Company, L.L.C.	The Ritz-Carlton, Denver

State: Connecticut

Entity Name	Assumed Name
Courtyard Management Corporation	Hartford CbM
Courtyard Management Corporation	Norwalk CbM
Fairfield FMC, LLC	Hartford Airport FibM (Windsor/Windsor Lock)
Marriott Hotel Services, Inc.	Stamford Marriott Hotel (Stamford & Rocky Hill)
Marriott Ownership Resorts, Inc.	MVCI

State: Delaware

Entity Name	Assumed Name
Courtyard Management Corporation	Wilmington CbM
Fairfield FMC, LLC	Wilmington FibM
Marriott Ownership Resorts, Inc.	MVCI
Residence Inn by Marriott, LLC	Wilmington RI

State: District Of Columbia

Entity Name	Assumed Name
Marriott Hotel Services, Inc	JW Marriott on Pennsylvania Avenue
Renaissance Hotel Operating Company	Renaissance Washington DC Hotel
The Ritz-Carlton Hotel Company, L.L.C.	The Fairfax Club

State: Florida

Entity Name	Assumed Name
Courtyard Management Corporation	Courtyard by Marriott
Courtyard Management Corporation	Courtyard Café
Courtyard Management Corporation	Courtyard Lobby Lounge

Assumed Names 10K Report

State: Florida cont.

Entity Name	Assumed Name
Courtyard Management Corporation	Courtyard Orlando Lake Buena Vista in the Marriott Village
Courtyard Management Corporation	Courtyard Pool Bar & Grill
CTYD III Corporation	Courtyard by Marriott
Fairfield FMC, LLC	Fairfield Inn Café
Fairfield FMC, LLC	Fairfield Inn Orlando Lake Buena Vista in the Marriott Village
Fairfield FMC, LLC	Fairfield Inn Pool Bar & Grill
Fairfield FMC, LLC	Gainesville FibM
Fairfield FMC, LLC	Miami West FibM
Fairfield FMC, LLC	Orlando International Drive FibM
Fairfield FMC, LLC	Winter Park FibM
Marriott Hotel Services, Inc.	3030 Ocean
Marriott Hotel Services, Inc.	Cafe Waterside
Marriott Hotel Services, Inc.	Champions
Marriott Hotel Services, Inc.	Deco Blue
Marriott Hotel Services, Inc.	IL Terrazzo
Marriott Hotel Services, Inc.	Le Grande Blue
Marriott Hotel Services, Inc.	Marriott South Beach
Marriott Hotel Services, Inc.	Miami Beach Marriott At South Beach
Marriott Hotel Services, Inc.	Miami International Airport Marriott
Marriott Hotel Services, Inc.	Riva Restaurant
Marriott Hotel Services, Inc.	SPA Waterside
Marriott Hotel Services, Inc.	Tampa Airport Marriott Hotel
Marriott Hotel Services, Inc.	Tampa Marriott Waterside
Marriott Hotel Services, Inc.	The Club at Marriott’s Harbor Beach Resort & Spa
Marriott Hotel Services, Inc.	The Spa at Marriott’s Harbor Beach Resort
Marriott Hotel Services, Inc.	The Spa Café
Marriott Hotel Services, Inc.	Tranquility
Marriott International, Inc.	Bleu Bar & Food
Marriott International, Inc.	Citron Patisserie
Marriott International, Inc.	Citron, An American Brasserie
Marriott International, Inc.	Destinations by Marriott
Marriott International, Inc.	Doral Golf Resort & Spa
Marriott International, Inc.	Fairways Pub
Marriott International, Inc.	Hawk’s Landing Steakhouse & Grille
Marriott International, Inc.	JW Marriott Orlando Grande
Marriott International, Inc.	Primo
Marriott International, Inc.	Quench Bar & Grill
Marriott International, Inc.	Tampa Marriott Waterside
Marriott International, Inc.	The Ritz Carlton Golf Club
Marriott International, Inc.	The Ritz Carlton Spa-Cartia Masion de Beaute
Marriott International, Inc.	The Ritz-Carlton Orlando Grande Lakes
Marriott International, Inc.	The Signature Shop
Marriott International, Inc.	The Vineyard Grill
Marriott International, Inc.	Vitale Spa Café
Marriott Ownership Resorts, Inc.	Crowne Plaza Oceanfront Singer Island
Marriott Ownership Resorts, Inc.	Faldo Golf Institute by Marriott
Marriott Ownership Resorts, Inc.	Flagler’s
Marriott Ownership Resorts, Inc.	Grande Pines Golf Club
Marriott Ownership Resorts, Inc.	Horizons by Marriott Vacation Club (HMVC)
Marriott Ownership Resorts, Inc.	International Golf Club
Marriott Ownership Resorts, Inc.	MVCI
Marriott Ownership Resorts, Inc.	The Pool Patio and Grill
Marriott Resorts Hospitality Corporation	Horizons By Marriott Vacation Club
Marriott Resorts Hospitality Corporation	Marriott’s Legends Edge at Bay Point

Assumed Names 10K Report

State: Florida cont.

Entity Name	Assumed Name
Marriott Resorts Hospitality Corporation	Marriott’s Villas at Doral
Marriott Resorts Hospitality Corporation	MVCI
Marriott Resorts, Travel Company, Inc.	MVCI
RBF, LLC	The Ritz-Carlton Golf Club & Spa, Jupiter
Renaissance Hotel Management Company	Eden Roc, A Renaissance Resort & Spa
Renaissance Hotel Management Company	Flagler’s
Renaissance Hotel Management Company	Renaissance Singer Island Hotel
Renaissance Hotel Management Company	Tampa Renaissance Hotel
Renaissance Hotel Management Company	The Pool Patio and Grill
Renaissance Hotel Management Company	The Renaissance Tampa International Plaza Hotel
Renaissance Hotel Operating Company	Renaissance Orlando Resort
Residence Inn by Marriott, LLC	Boca Raton RI
Residence Inn by Marriott, LLC	Jacksonville RI
Residence Inn by Marriott, LLC	Lake Buena Vista RI
Residence Inn by Marriott, LLC	Pensacola RI
Residence Inn by Marriott, LLC	Residence Inn Melbourne
Residence Inn by Marriott, LLC	St. Petersburg Residence Inn
Residence Inn by Marriott, LLC	St. Petersburg RI
SpringHill SMC, LLC	Springhill Pool Bar & Grill
SpringHill SMC, LLC	Springhill Suites Orlando Lake Buena Vista in the Marriott Village
SpringHill SMC, LLC	Springhill Suites Seasons
The Ritz-Carlton Hotel Company, L.L.C.	Americana Restaurant
The Ritz-Carlton Hotel Company, L.L.C.	Aria
The Ritz-Carlton Hotel Company, L.L.C.	Beauty @ Coast
The Ritz-Carlton Hotel Company, L.L.C.	Bun
The Ritz-Carlton Hotel Company, L.L.C.	Cantina
The Ritz-Carlton Hotel Company, L.L.C.	Cero Restaurant
The Ritz-Carlton Hotel Company, L.L.C.	Cioppino
The Ritz-Carlton Hotel Company, L.L.C.	DiLido Beach Club
The Ritz-Carlton Hotel Company, L.L.C.	Lemonia
The Ritz-Carlton Hotel Company, L.L.C.	One L.R.
The Ritz-Carlton Hotel Company, L.L.C.	Pool Side Grill
The Ritz-Carlton Hotel Company, L.L.C.	Rum Bar
The Ritz-Carlton Hotel Company, L.L.C.	The Bar at the Ritz-Carlton
The Ritz-Carlton Hotel Company, L.L.C.	The Ritz-Carlton Golf Resort Naples
The Ritz-Carlton Hotel Company, L.L.C.	The Ritz-Carlton, Amelia Island
The Ritz-Carlton Hotel Company, L.L.C.	The Ritz-Carlton, Fort Lauderdale
The Ritz-Carlton Hotel Company, L.L.C.	The Ritz-Carlton, Key Biscayne
The Ritz-Carlton Hotel Company, L.L.C.	The Ritz-Carlton, Key Biscayne Spa
The Ritz-Carlton Hotel Company, L.L.C.	The Ritz-Carlton, South Beach
The Ritz-Carlton Hotel Company, L.L.C.	The Sand Bar Grill
The Ritz-Carlton Hotel Company, L.L.C.	The Spa at The Ritz-Carlton
TownePlace Management, LLC	Miami Airport West Towneplace Suites
TownePlace Management, LLC	Miami Lakes Towneplace Suites

State: Georgia

Entity Name	Assumed Name
Courtyard Management Corporation	Atlanta Airport CbM
Courtyard Management Corporation	Atlanta Airport South CbM
Courtyard Management Corporation	Atlanta Delk Road CbM
Courtyard Management Corporation	Atlanta Perimeter CbM
Courtyard Management Corporation	Augusta CbM
Courtyard Management Corporation	Columbus CbM
Courtyard Management Corporation	Cumberland Center CbM
Courtyard Management Corporation	Executive Park CbM

Assumed Names 10K Report

State: Georgia cont.

Entity Name	Assumed Name
Courtyard Management Corporation	Gwinnet Mall CbM
Courtyard Management Corporation	Jimmy Carter CbM
Courtyard Management Corporation	Macon CbM
Courtyard Management Corporation	Midtown Atlanta CbM
Courtyard Management Corporation	Northlake CbM
Courtyard Management Corporation	Peachtree Corners CbM
Courtyard Management Corporation	Peachtree-Dunwoody CbM
Courtyard Management Corporation	Roswell CbM
Courtyard Management Corporation	Savannah CbM
Courtyard Management Corporation	Windy Hill CbM,
Fairfield FMC, LLC	Atlanta Gwinnett Mall FibM
Fairfield FMC, LLC	Atlanta Northlake FibM
Marriott Hotel Services, Inc.	Atlanta Norcross Marriott Hotel
Marriott Hotel Services, Inc.	Atlanta Perimeter Center Hotel
Marriott Ownership Resorts, Inc.	MVCI
Marriott Resorts Hospitality Corporation	MVCI
Marriott Resorts, Travel Company, Inc.	MVCI
Residence Inn by Marriott, LLC	Atlanta Airport RI
Residence Inn by Marriott, LLC	Atlanta Alpharetta RI
Residence Inn by Marriott, LLC	Atlanta Buckhead RI
Residence Inn by Marriott, LLC	Atlanta Midtown RI
Residence Inn by Marriott, LLC	Atlanta Perimeter Mall RI

State: Hawaii

Entity Name	Assumed Name
KB Hotel Operator Inc.	Kapalua Bay, A Renaissance Resort
Marriott Hotel Services, Inc.	J.W. Marriott Ihilani Resort & Spa
Marriott Hotel Services, Inc.	Koloh’s Beach Bar & Grill
Marriott Hotel Services, Inc.	Kuhio Beach Grill
Marriott Hotel Services, Inc.	Marriott’s Waiohai Beach Club
Marriott Hotel Services, Inc.	Maui Marriott Resort and Ocean Club
Marriott Hotel Services, Inc.	Moana Terrace
Marriott Hotel Services, Inc.	Waikiki Beach Hotel
Marriott Hotel Services, Inc.	Waikiki Beach Marriott Resort & Spa
Marriott Hotel Services, Inc.	Waikoloa Beach Marriott Resort
Marriott Hotel Services, Inc.	Wailea Marriott Resort
Marriott International, Inc.	Maui Marriott Resort
Marriott International, Inc.	Waikiki Beach Hotel
Marriott International, Inc.	Waikiki Beach Marriott Hotel
Marriott Kauai Ownership Resorts, Inc.	MVCI - Registration Number: 234405
Marriott Ownership Resorts, Inc.	Grand Residences by Marriott
Marriott Ownership Resorts, Inc.	Marriott’s Waiohai Beach Resort
Marriott Ownership Resorts, Inc.	MVCI
The Ritz-Carlton Hotel Company, L.L.C.	The Ritz-Carlton, Kapalua

State: Illinois

Entity Name	Assumed Name
Courtyard Management Corporation	Arlington Heights CbM,
Courtyard Management Corporation	Arlington Heights South CbM
Courtyard Management Corporation	Chicago Downtown CbM
Courtyard Management Corporation	Chicago-Highland Park CbM
Courtyard Management Corporation	Chicago/Deerfield CbM
Courtyard Management Corporation	Chicago/Lincolnshire CbM
Courtyard Management Corporation	Glenview CbM
Courtyard Management Corporation	Naperville CbM
Courtyard Management Corporation	O’Hare CbM

Assumed Names 10K Report

State: Illinois cont.

Entity Name	Assumed Name
Courtyard Management Corporation	Oakbrook Terrace CbM
Courtyard Management Corporation	Rockford CbM,
Courtyard Management Corporation	St. Charles CbM
Courtyard Management Corporation	Waukegan CbM
Courtyard Management Corporation	Wood Dale CbM
CTYD III Corporation	Courtyard by Marriott
Fairfield FMC, LLC	Bloomington/Normal FibM
Fairfield FMC, LLC	Chicago Lansing FibM
Fairfield FMC, LLC	Glenview FibM
Fairfield FMC, LLC	Peoria FibM
Fairfield FMC, LLC	Rockford FibM
Fairfield FMC, LLC	Willowbrook FibM
Marriott Hotel Services, Inc.	Chicago Deerfield Marriott Suites
Marriott Hotel Services, Inc.	Chicago Marriott Downtown Hotel
Marriott Hotel Services, Inc.	Chicago Marriott Oakbrook Hotel
Marriott Hotel Services, Inc.	Lincolnshire Catering
Marriott Hotel Services, Inc.	Oak Brook Hills Marriott Resort
Marriott International, Inc.	Chicago Marriott O’Hare
Marriott Ownership Resorts, Inc.	HMVC
Marriott Ownership Resorts, Inc.	MVCI
Renaissance Hotel Operating Company	Renaissance Oak Brook Hotel, Renaissance Chicago Hotel
Residence Inn by Marriott, LLC	Chicago Downtown RI
Residence Inn by Marriott, LLC	Chicago Lombard RI
Residence Inn by Marriott, LLC	Chicago O’Hare RI
Residence Inn by Marriott, LLC	Deerfield RI

State: Indiana

Entity Name	Assumed Name
Courtyard Management Corporation	Courtyard by Marriott
CTYD III Corporation	Courtyard by Marriott
Fairfield FMC, LLC	Fort Wayne FibM
Fairfield FMC, LLC	Indianapolis Castleton FibM
Fairfield FMC, LLC	Indianapolis College Park FibM
Residence Inn by Marriott, LLC	Fort Wayne RI
Residence Inn by Marriott, LLC	Indianapolis North RI

State: Iowa

Entity Name	Assumed Name
Courtyard Management Corporation	Des Moines/Clive CbM
Courtyard Management Corporation	Quad Cities CbM
CTYD III Corporation	Courtyard by Marriott
Fairfield FMC, LLC	Cedar Rapids FibM
Fairfield FMC, LLC	Des Moines FibM

State: Kentucky

Entity Name	Assumed Name
Courtyard Management Corporation	Courtyard by Marriott
CTYD III Corporation	Courtyard by Marriott
Fairfield FMC, LLC	Florence FibM
Fairfield FMC, LLC	Louisville East FibM
Marriott Ownership Resorts, Inc.	HMVC
Marriott Ownership Resorts, Inc.	MVCI
Marriott Resorts Hospitality Corporation	MVCI One

Assumed Names 10K Report

State: Kentucky cont.

Entity Name	Assumed Name
Marriott Resorts, Travel Company, Inc.	MVCI Two
Residence Inn by Marriott, LLC	Lexington North RI
Residence Inn by Marriott, LLC	Louisville RI

State: Louisiana

Entity Name	Assumed Name
Courtyard Management Corporation	Baton Rouge CbM
Courtyard Management Corporation	Courtyard by Marriott (Metarie, LA)
CTYD III Corporation	Courtyard by Marriott
Renaissance Hotel Management Company	Renaissance Pere Marquette Hotel
Residence Inn by Marriott, LLC	Bossier City RI
SpringHill SMC, LLC	Springhill Suites by Marriott

State: Maine

Entity Name	Assumed Name
Fairfield FMC, LLC	Portland FibM
Marriott Resorts Title Company, Inc.	Marriott Resorts Title, Inc.

State: Maryland

Entity Name	Assumed Name
Courtyard Management Corporation	Courtyard by Marriott
CTYD III Corporation	Courtyard by Marriott
Marriott Hotel Services, Inc.	Bethesda Marriott Hotel
Marriott Hotel Services, Inc.	Washington Gaithersburg Marriott Hotel
Marriott International, Inc.	Courtyard by Marriott
Marriott Ownership Resorts, Inc.	MVCI
Marriott Resorts Hospitality Corporation	MVCI
Marriott Resorts, Travel Company, Inc.	MVCI
Residence Inn by Marriott, LLC	Annapolis RI
Residence Inn by Marriott, LLC	Bethesda RI

State: Massachusetts

Entity Name	Assumed Name
Courtyard Management Corporation	Boston Tremont Courtyard
Courtyard Management Corporation	Lowell CbM
Courtyard Management Corporation	Milford CbM
Courtyard Management Corporation	Stoughton CbM
Marriott Hotel Services, Inc.	Marriott Long Wharf
Marriott Ownership Resorts, Inc.	MVCI
Marriott Resorts Hospitality Corporation	MVCI
Renaissance Hotel Management Company	Renaissance Boston Waterfront Hotel
Renaissance Hotel Operating Company	Renaissance Bedford Hotel
Residence Inn by Marriott, LLC	Boston Tewksbury/Andover RI
Residence Inn by Marriott, LLC.	Boston-Westborough RI
Residence Inn by Marriott, LLC	Cambridge RI
Residence Inn by Marriott, LLC	Danvers RI (aka/ Boston-North Shore)
The Ritz-Carlton Hotel Company, L.L.C.	The Ritz-Carlton Boston Common
The Ritz-Carlton Hotel Company, L.L.C.	The Ritz-Carlton, Boston

State: Michigan

Entity Name	Assumed Name
Courtyard Management Corporation	Auburn Hills CbM
Courtyard Management Corporation	Dearborn CbM
Courtyard Management Corporation	Detroit Airport CbM

Assumed Names 10K Report

State: Michigan cont.

Entity Name	Assumed Name
Courtyard Management Corporation	Detroit/Novi CbM
Courtyard Management Corporation	Livonia CbM
Courtyard Management Corporation	Southfield CbM
Courtyard Management Corporation	Troy CbM
Courtyard Management Corporation	Warren CbM
Detroit Hotel Services, LLC	Detroit Marriott at Renaissance Center
Detroit MHS, LLC	Detroit Marriott at Renaissance Center
Fairfield FMC, LLC	Detroit Airport FibM
Fairfield FMC, LLC	Detroit Madison FibM
Fairfield FMC, LLC	Detroit Warren FibM
Fairfield FMC, LLC	Detroit West FibM
Fairfield FMC, LLC	Kalamazoo FibM
Marriott Hotel Services, Inc.	Detroit Metro Airport Marriott Hotel
Marriott Hotel Services, Inc.	Detroit Romulus Marriott Hotel
Marriott International, Inc.	Courtyard by Marriott, Fairfield Inn
Residence Inn by Marriott, LLC	Ann Arbor RI
Residence Inn by Marriott, LLC	Dearborn RI
Residence Inn by Marriott, LLC	East Lansing RI
Residence Inn by Marriott, LLC	Grand Rapids RI
Residence Inn by Marriott, LLC	Kalamazoo RI
Residence Inn by Marriott, LLC	Southfield Michigan RI
Residence Inn by Marriott, LLC	Troy Central RI
Residence Inn by Marriott, LLC	Troy South RI
Residence Inn by Marriott, LLC	Warren RI

State: Minnesota

Entity Name	Assumed Name
Courtyard Management Corporation	Eden Prairie CbM
Courtyard Management Corporation	Mendota Heights CbM
Marriott Hotel Services, Inc.	Minneapolis City Center Marriott Hotel
Marriott Ownership Resorts, Inc.	HMVC
Marriott Ownership Resorts, Inc.	MVCI
Marriott Resorts Hospitality Corporation	MVCI
Marriott Resorts, Travel Company, Inc.	MVCI
Residence Inn by Marriott, LLC	Eden Prairie RI

State: Missouri

Entity Name	Assumed Name
Courtyard Management Corporation	Creve Coeur CbM
Courtyard Management Corporation	Earth City CbM
Courtyard Management Corporation	Kansas City Airport CbM
Courtyard Management Corporation	South Kansas City CbM
Courtyard Management Corporation	St. Louis CbM
Courtyard Management Corporation	St. Louis-Westport CbM
CRTM17 Tenant Corporation	St. Louis Airport Marriott Hotel
Fairfield FMC, LLC	St. Louis Hazelwood FibM
Marriott Hotel Services, Inc.	Kansas City Airport Marriott
Marriott Hotel Services, Inc.	St. Louis Airport Marriott
Marriott Hotel Services, Inc.	St. Louis Pavilion Marriott Hotel
Marriott Hotel Services, Inc.	Tan-Tar-A Marriott Resort
Marriott Ownership Resorts, Inc.	Big Time Tickets
Marriott Ownership Resorts, Inc.	HMVC
Renaissance Hotel Operating Company	Renaissance St. Louis Hotel Airport
Residence Inn by Marriott, LLC	St. Louis Chesterfield RI
Residence Inn by Marriott, LLC	St. Louis Galleria RI
Residence Inn by Marriott, LLC	St. Louis Westport RI

Assumed Names 10K Report

State: Nebraska

Entity Name	Assumed Name
Marriott Ownership Resorts, Inc.	HMVC
Residence Inn by Marriott, LLC	Omaha Central RI

State: Nevada

Entity Name	Assumed Name
Courtyard Management Corporation	Courtyard by Marriott
CTYD III Corporation	Courtyard by Marriott
Fairfield FMC, LLC	Las Vegas FibM
Marriott Ownership Resorts, Inc.	MVCI
Marriott Resorts Hospitality Corporation	Marriott Grand Chateau
Marriott Resorts Hospitality Corporation	MVCI
Marriott Resorts, Travel Company, Inc.	MVCI
MI Hotels of Las Vegas, Inc.	Courtyard by Marriott
MI Hotels of Las Vegas, Inc.	Grand Chateau
MI Hotels of Las Vegas, Inc.	Las Vegas Marriott Suites
MI Hotels of Las Vegas, Inc.	Marriott’s Grand Chateau
MI Hotels of Las Vegas, Inc.	Marriott Resorts Hospitality Corporation
MI Hotels of Las Vegas, Inc.	Residence Inn by Marriott
Residence Inn by Marriott, LLC	Las Vegas Hughes Center
Residence Inn by Marriott, LLC	Las Vegas RI
The Ritz-Carlton Hotel Company, L.L.C.	The Ritz-Carlton, Lake Las Vegas

State: New Hampshire

Entity Name	Assumed Name
Courtyard Management Corporation	Courtyard by Marriott Nashua
Fairfield FMC, LLC	Merrimack Fairfield FibM
Marriott Hotel Services, Inc.	Nashua Marriott Hotel
Marriott Ownership Resorts, Inc.	MVCI
Marriott Resorts Hospitality Corporation	MVCI
Marriott Resorts, Travel Company, Inc.	MVCI

State: New Jersey

Entity Name	Assumed Name
Courtyard Management Corporation	Courtyard by Marriott
CTYD III Corporation	Courtyard by Marriott
Execustay, LLC	Execustay II, LLC
Marriott Hotel Services, Inc.	Bridgewater Marriott Hotel
Marriott Hotel Services, Inc.	Glenpoint Marriott Hotel
Marriott Hotel Services, Inc.	Hanover Marriott Hotel
Marriott Hotel Services, Inc.	Marriott’s Seaview Golf Resort
Marriott Hotel Services, Inc.	Newark Airport Marriott Hotel
Marriott Hotel Services, Inc.	Park Ridge Marriott Hotel
Marriott Hotel Services, Inc.	Princeton Marriott Hotel
Marriott Hotel Services, Inc.	Somerset Marriott Hotel
Marriott Hotel Services, Inc.	The Lafayette Yard Marriott Conference Hotel
Marriott Ownership Resorts, Inc.	HMVC
Marriott Ownership Resorts, Inc.	MVCI
Marriott Resort at Seaview, LLC	Marriott Resort at Seaview II, LLC
Marriott Resorts Hospitality Corporation	Horizons By Marriott Vacation Club
Marriott Resorts Hospitality Corporation	MVCI
Marriott Resorts, Travel Company, Inc.	MVCI
Residence Inn by Marriott, LLC	Residence Inn by Marriott II, LLC
Springhill SMC, LLC	Springhill SMC II, LLC
Towneplace Management, LLC	Towneplace Management II, LLC

Assumed Names 10K Report

State: New Mexico

Entity Name	Assumed Name
Courtyard Management Corporation	Courtyard by Marriott
CTYD III Corporation	Courtyard by Marriott
Residence Inn by Marriott, LLC	Santa Fe RI, Albuquerque RI

State: New York

Entity Name	Assumed Name
Courtyard Management Corporation	Fishkill CbM
Courtyard Management Corporation	Midtown East Courtyard
Courtyard Management Corporation	Poughkeepsie CbM
Courtyard Management Corporation	Rochester CbM
Courtyard Management Corporation	Rye CbM
Courtyard Management Corporation	Syracuse CbM
Courtyard Management Corporation	Tarrytown CbM
Fairfield FMC, LLC	Lancaster FibM
Fairfield FMC, LLC	Syracuse FibM
Marriott Hotel Services, Inc.	LaGuardia Marriott Hotel
Marriott Hotel Services, Inc.	Long Island Marriott Hotel
Marriott Hotel Services, Inc.	New York Brooklyn Marriott
Marriott Hotel Services, Inc.	New York Marriott Downtown
Marriott Hotel Services, Inc.	Westchester Marriott Hotel
Marriott International, Inc.	LaGuardia Marriott
Marriott International, Inc.	Long Island Marriott Hotel and Conference Center
Marriott International, Inc.	Marriott’s Wind Watch Hotel and Golf Club
Marriott International, Inc.	New York Marriott East Side
Marriott International, Inc.	New York Marriott Financial Center Hotel
Marriott International, Inc.	New York Marriott Marquis Hotel
Marriott International, Inc.	Westchester Marriott
Marriott Kauai Ownership Resorts, Inc.	MVCI
Marriott Ownership Resorts, Inc.	HMVC
Marriott Ownership Resorts, Inc.	MVCI
Marriott Resorts Hospitality Corporation	Horizons by Marriott Vacation Club
Residence Inn by Marriott, LLC	East Syracuse RI
The Ritz-Carlton Hotel Company, L.L.C.	The Ritz-Carlton, Westchester

State: North Carolina

Entity Name	Assumed Name
Courtyard Management Corporation	Charlotte Arrowood CbM
Courtyard Management Corporation	Charlotte South Park CbM
Courtyard Management Corporation	Charlotte University CbM
Courtyard Management Corporation	Fayetteville CbM
Courtyard Management Corporation	Greensboro CbM
Courtyard Management Corporation	Raleigh Airport CbM
Courtyard Management Corporation	Raleigh CbM
Courtyard Management Corporation	Raleigh-Cary CbM
CTYD III Corporation	Courtyard by Marriott
Fairfield FMC, LLC	Charlotte Airport FibM
Fairfield FMC, LLC	Charlotte Northeast FibM
Fairfield FMC, LLC	Durham FibM
Fairfield FMC, LLC	Fayetteville FibM
Fairfield FMC, LLC	Greensboro Highpoint FibM
Fairfield FMC, LLC	Raleigh Northeast FibM
Fairfield FMC, LLC	Rocky Mount FibM
Fairfield FMC, LLC	Wilmington FibM
Marriott Ownership Resorts, Inc.	MVCI
Marriott Resorts Hospitality Corporation	MVCI
Marriott Resorts, Travel Company, Inc.	MVCI

Assumed Names 10K Report

State: North Carolina cont.

Entity Name	Assumed Name
Residence Inn by Marriott, LLC	Charlotte North RI
Residence Inn by Marriott, LLC	Durham RI, Greensboro RI
Residence Inn by Marriott, LLC	Raleigh RI
Residence Inn by Marriott, LLC	Winston-Salem RI
WEC 99C-8 LLC	WEC 99C-8 LLC

State: Ohio

Entity Name	Assumed Name
Courtyard Management Corporation	Blue Ash CbM
Courtyard Management Corporation	Dayton Mall CbM
Courtyard Management Corporation	Dublin CbM
Courtyard Management Corporation	Toledo CbM
Courtyard Management Corporation	Worthington CbM
Marriott International, Inc.	Fairfield Inn
Marriott Ownership Resorts, Inc.	HMVC
Marriott Ownership Resorts, Inc.	MVCI
Marriott Resorts Hospitality Corporation	MVCI
Marriott Resorts, Travel Company, Inc.	MVCI
Residence Inn by Marriott, LLC	Akron RIbM
Residence Inn by Marriott, LLC	Blue Ash RIbM
Residence Inn by Marriott, LLC	Cincinnati North RIbM
Residence Inn by Marriott, LLC	Columbus East RIbM
Residence Inn by Marriott, LLC	Dayton North RIbM
Residence Inn by Marriott, LLC	Dayton South RIbM
Residence Inn by Marriott, LLC	Dublin Ohio RIbM
Residence Inn by Marriott, LLC	Toledo RIbM

State: Oklahoma

Entity Name	Assumed Name
Courtyard Management Corporation	Oklahoma City CbM
Marriott Hotel Services, Inc.	Oklahoma City Marriott Hotel
Residence Inn by Marriott, LLC	Oklahoma City RI

State: Oregon

Entity Name	Assumed Name
Courtyard Management Corporation	Portland CbM
Marriott Hotel Services, Inc.	Portland Marriott Hotel
Marriott Ownership Resorts, Inc.	MVCI
Marriott Resorts Hospitality Corporation	MVCI
Marriott Resorts, Travel Company, Inc.	MVCI

State: Pennsylvania

Entity Name	Assumed Name
Courtyard Management Corporation	Devon CbM
Courtyard Management Corporation	Philadelphia CbM
Courtyard Management Corporation	Pittsburgh CbM
Courtyard Management Corporation	Valley Forge CbM
Courtyard Management Corporation	Willow Grove CbM
Fairfield FMC, LLC	Harrisburg West FibM
Fairfield FMC, LLC	Pittsburgh/Warrendale FibM
Marriott Hotel Services, Inc.	Philadelphia Airport Marriott Hotel
Marriott Hotel Services, Inc.	Philadelphia Marriott Hotel
Marriott Hotel Services, Inc.	Philadelphia Marriott West
Residence Inn by Marriott, LLC	Berwyn RI
Residence Inn by Marriott, LLC	Greentree RI

Assumed Names 10K Report

State: Pennsylvania

Entity Name	Assumed Name
Residence Inn by Marriott, LLC	Philadelphia Airport RI
Residence Inn by Marriott, LLC	Willow Grove RI

State: Puerto Rico

Entity Name	Assumed Name
MVCI Puerto Rico, Inc.	Marriott Vacation Club International

State: Rhode Island

Entity Name	Assumed Name
Courtyard Management Corporation	Middletown CbM
Marriott Ownership Resorts, Inc.	MVCI

State: South Carolina

Entity Name	Assumed Name
Courtyard Management Corporation	Columbia NW CbM
Fairfield FMC, LLC	Greenville FibM
Fairfield FMC, LLC	Hilton Head FibM
Marriott Ownership Resorts, Inc.	MVCI
Marriott Resorts Hospitality Corporation	MVCI
Marriott Resorts, Travel Company, Inc.	MVCI
Residence Inn by Marriott, LLC	Columbia RI

State: Tennessee

Entity Name	Assumed Name
Courtyard Management Corporation	Brentwood CbM
Courtyard Management Corporation	Chattanooga CbM
Courtyard Management Corporation	Memphis Airport CbM
Courtyard Management Corporation	Nashville Airport CbM
Courtyard Management Corporation	Park Avenue, Memphis CbM
Fairfield FMC, LLC	Chattanooga FibM
Fairfield FMC, LLC	Jackson FibM
Fairfield FMC, LLC	Johnson City FibM
Marriott Hotel Services, Inc.	Nashville Airport Marriott Hotel
Marriott International, Inc.	Fairfield Inn
Marriott Ownership Resorts, Inc.	HMVC
Residence Inn by Marriott, LLC	Maryland Farms RIbM
Residence Inn by Marriott, LLC	Memphis RIbM

State: Texas

Entity Name	Assumed Name
Courtyard Management Corporation	Addison CbM
Courtyard Management Corporation	Addison/Quorum Courtyard
Courtyard Management Corporation	Arlington CbM
Courtyard Management Corporation	Bedford CbM
Courtyard Management Corporation	Courtyard Dallas Central Expressway
Courtyard Management Corporation	Courtyard Houston Downtown
Courtyard Management Corporation	Dallas North Park CbM
Courtyard Management Corporation	Dallas Northeast CbM
Courtyard Management Corporation	Dallas Stemmons CbM
Courtyard Management Corporation	DFW Courtyard North
Courtyard Management Corporation	Fort Worth CbM
Courtyard Management Corporation	Houston Downtown CbM
Courtyard Management Corporation	Las Colinas CbM
Courtyard Management Corporation	LBJ at Josey CbM
Courtyard Management Corporation	Plano CbM

Assumed Names 10K Report

State: Texas cont.

Entity Name	Assumed Name
Courtyard Management Corporation	San Antonio Airport CbM
Courtyard Management Corporation	San Antonio CbM
Courtyard Management Corporation	San Antonio Medical Center CbM
Courtyard Management Corporation	The Campbell Club
CTYD III Corporation	Courtyard by Marriott
Fairfield FMC, LLC	Arlington Fairfield Suites
Marriott Hotel Services, Inc.	Dallas Marriott Quorum
Marriott Hotel Services, Inc.	Houston Airport Marriott
Marriott Kauai Ownership Resorts, Inc.	MVCI
Marriott Ownership Resorts, Inc.	HMVC
Marriott Ownership Resorts, Inc.	MVCI
Marriott Resorts Hospitality Corporation	MVCI
Marriott Resorts, Travel Company, Inc.	MVCI
Residence Inn by Marriott, LLC	Dallas Central Expressway RI
Residence Inn by Marriott, LLC	Dallas Market Center RI
Residence Inn by Marriott, LLC	Houston Astrodome RI
Residence Inn by Marriott, LLC	Houston Clear Lake RI
Residence Inn by Marriott, LLC	Houston Southwest RI
Residence Inn by Marriott, LLC	Las Colinas RI
Residence Inn by Marriott, LLC	Lubbock RI
Residence Inn by Marriott, LLC	Residence Inn Houston Downtown
Residence Inn by Marriott, LLC	Richardson RI
Residence Inn by Marriott, LLC	San Antonio RI
Residence Inn by Marriott, LLC	Tyler RI
SpringHill SMC, LLC	Addison Springhill Suites
SpringHill SMC, LLC	Arlington Springhill Suites
SpringHill SMC, LLC	Fort Worth University
TownePlace Management, LLC	Houston Clearlake TownePlace Suites

State: Utah

Entity Name	Assumed Name
Marriott Kauai Ownership Resorts, Inc.	MVCI
Marriott Ownership Resorts, Inc.	Marriott’s Mountainside Resort
Marriott Ownership Resorts, Inc.	Marriott’s Summit Watch Resort
Marriott Ownership Resorts, Inc.	MVCI
Marriott Resorts Hospitality Corporation	MVCI
Marriott Resorts, Travel Company, Inc.	MVCI
Residence Inn by Marriott, LLC	Residence Inn at the Cottonwoods

State: Vermont

Entity Name	Assumed Name
Fairfield FMC, LLC	Burlington Colchester FibM

State: Virginia

Entity Name	Assumed Name
Courtyard Management Corporation	Brookfield CbM
Courtyard Management Corporation	Charlottesville CbM
Courtyard Management Corporation	Courtyard by Marriott
Courtyard Management Corporation	Courtyard by Marriott
Courtyard Management Corporation	Courtyard Dunn Loring Fairfax
Courtyard Management Corporation	Dulles South CbM
Courtyard Management Corporation	Dulles Town Center CbM
Courtyard Management Corporation	Dunn Loring Fairfax Courtyard
Courtyard Management Corporation	Fair Oaks CbM
Courtyard Management Corporation	Herndon CbM,

Assumed Names 10K Report

State: Virginia cont.

Entity Name	Assumed Name
Courtyard Management Corporation	Manassas CbM
Courtyard Management Corporation	Richmond Innsbrook CbM
Courtyard Management Corporation	Rosslyn CbM
Marriott Hotel Services, Inc.	Berry Hill Conference Center
Marriott Hotel Services, Inc.	CC Bistro
Marriott Hotel Services, Inc.	Crystal City Marriott at Regan National
Marriott Hotel Services, Inc.	Crystal City Marriott Hotel
Marriott Hotel Services, Inc.	Marriott’s Westfields Conference Center
Marriott Hotel Services, Inc.	Westfield’s Golf Club (Fairfax file date)
Marriott Hotel Services, Inc.	Westfield’s Marriott
Marriott Ownership Resorts, Inc.	MVCI
Marriott Resorts Hospitality Corporation	MVCI
Marriott Resorts Hospitality Corporation	The Market Place
Marriott Resorts Hospitality Corporation	Tidewater’s Sweets and Sundries
Marriott Resorts, Travel Company, Inc.	MVCI
Residence Inn by Marriott, LLC	Herndon Residence Inn by Marriott
Residence Inn by Marriott, LLC	Herndon RI
Residence Inn by Marriott, LLC	Residence Inn Alexandria - Old Town
Residence Inn by Marriott, LLC	Residence Inn Alexandria at Carlyle
Residence Inn by Marriott, LLC	Residence Inn Alexandria-Old Town
Residence Inn by Marriott, LLC	Residence Inn Charlottesville
Residence Inn by Marriott, LLC	Residence Inn Fair Lakes
Residence Inn by Marriott, LLC	Residence Inn Fairfax-Merrifield
The Ritz-Carlton Hotel Company, L.L.C.	The Ritz-Carlton, Tysons Corner

State: Washington

Entity Name	Assumed Name
Courtyard Management Corporation	Courtyard by Marriott
CTYD III Corporation	Courtyard by Marriott
Marriott Hotel Services, Inc.	Seattle Waterfront Marriott
Marriott Ownership Resorts, Inc.	MVCI
Marriott Resorts Hospitality Corporation	MVCI
Residence Inn by Marriott, , LLC	Residence Inn Redmond
SpringHill SMC, LLC	Seattle Downtown Springhill Suites
SpringHill SMC, LLC	Seattle South Renton Springhill
TownePlace Management, LLC	Seattle South Renton TownePlace Suites

State: Wisconsin

Entity Name	Assumed Name
Fairfield FMC, LLC	Madison FibM
Fairfield FMC, LLC	Milwaukee FibM
Residence Inn by Marriott, LLC	Green Bay RI